PIMCO Funds

Supplement Dated January 8, 2019 to the Credit Bond Funds Prospectus

dated July 30, 2018, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Preferred and Capital Securities Fund (the “Fund”)

Effective immediately, the Fund is managed by Philippe Bodereau. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Philippe Bodereau. Mr. Bodereau is a Managing Director of PIMCO and has managed the Fund since its inception in April 2015.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Preferred and Capital Securities	Philippe Bodereau	4/15*

Managing Director and global head of financial research. Mr. Bodereau is also the lead analyst for global financial institutions. Prior to joining PIMCO in 2004, he was a senior banking analyst at Société Générale in London and Paris. Mr. Bodereau started his career at J.P. Morgan in 1996, where he held various positions in the private banking and global markets divisions in Brussels and London. Mr. Bodereau has investment experience since 1996 and holds a master’s degree in finance from French business school EDHEC.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_010819

PIMCO Funds

Supplement dated January 8, 2019 to the

Statement of Additional Information dated July 30, 2018, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Preferred and Capital Securities Fund

Effective immediately, the PIMCO Preferred and Capital Securities Fund is managed by Philippe Bodereau.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective January 8, 2019, the PIMCO Preferred and Capital Securities Fund is managed by Philippe Bodereau.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_010819